American Century Government Income Trust

PROSPECTUS SUPPLEMENT

SHORT-TERM TREASURY FUND * INFLATION-ADJUSTED TREASURY FUND
LONG-TERM TREASURY FUND

Supplement dated November 19, 2001 * Prospectus dated August 1, 2001

SPECIAL MEETING OF SHAREHOLDERS

AT A SPECIAL MEETING OF SHAREHOLDERS HELD ON NOVEMBER 16, 2001, SHAREHOLDERS OF
THE FUNDS APPROVED THE FOLLOWING PROPOSALS. ALL CHANGES ARE EFFECTIVE DECEMBER 3, 2001.

          Short-Term Treasury Fund

          Shareholders of the Short-Term Treasury Fund ("Short-Term Treasury")
          approved the transfer of substantially all of the fund's assets and liabilities to the American Century Treasury Fund ("Treasury") in
          exchange for shares of Treasury. Treasury has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Short-Term Treasury. The total expense ratio of Treasury is expected to be identical to the total expense ratio of Short-Term Treasury.

          Short-Term Treasury shareholders will receive shares of Treasury on a tax-free basis in exchange for their shares of Short-Term Treasury.
          The value of a shareholder's account will not change as a result of the transaction.

          Inflation-Adjusted Treasury Fund

          Shareholders of the Inflation-Adjusted Treasury Fund
          ("Inflation-Adjusted Treasury") approved a change in the investment objective of the fund. The name of the fund will change to "Inflation-Adjusted Bond Fund."

The following replaces the sentence under the heading "What are the fund's investment objectives?" on page 12 of the Investor Class prospectus and page 11 of the Advisor Class prospectus.

          Inflation-Adjusted Bond seeks to provide total return and
          inflation protection consistent with an investment in
          inflation-indexed securities.

The following is inserted after the third paragraph under the heading "How does the fund pursue its investment objectives?" on page 12 of the Investor Class prospectus and page 11 of the Advisor Class prospectus.

          The fund may also invest an unlimited percentage of its assets in inflation-indexed securities issued by entities other than the U.S.
          Treasury or the U.S. government and its agencies and
          instrumentalities.

The following is inserted after the first paragraph under the heading "What are the principal risks of investing in the fund?" on page 12 of the Investor Class prospectus and page 11 of the Advisor Class prospectus.

          Although an investment in inflation-indexed securities issued by entities other than the U.S. Treasury or U.S. government and its agencies and instrumentalities increases the potential credit risk associated with the fund, the fund will attempt to mitigate this additional risk by limiting its investments to issuers whose credit has been rated BBB or higher, or, if unrated, determined to be of equivalent credit quality by American Century Investment Management,
          Inc.

          Long-Term Treasury Fund

          Shareholders of the Long-Term Treasury Fund ("Long-Term Treasury")
          approved a change in the investment objective of the fund. The name of the fund will change to "Government Bond Fund."

                                                         Continued on next page

The following replaces the entry for Long-Term Treasury in the chart on page 2 of the Investor Class and Advisor Class prospectuses.

          ---------------------------------------------------------------------
          Government Bond         U.S. government securities   Low credit risk
                                  of any maturity

The following replaces the paragraph under the heading "What are the funds'
investment objectives?" on page 11 of the Investor Class prospectus and page 10 of the Advisor Class prospectus.

          The Short-Term Treasury and Treasury funds seek the highest level of current income exempt from  state income tax and also seek to maintain safety of capital. The Government Bond fund seeks high  current income.

The following replaces the second paragraph under the heading "How do the funds pursue their investment objectives?" on page 11 of the Investor Class prospectus and page 10 of the Advisor Class prospectus.

          The Short-Term Treasury and Treasury funds may invest up to 35% of their total assets in securities issued by the U.S. government and its agencies and instrumentalities other than the U.S. Treasury. The U.S.
          government provides varying levels of financial support to these agencies and instrumentalities. Government Bond may invest an unlimited percentage of its assets in these securities. Government
          Bond may also invest in mortgage-backed securities issued by the U.S.
          government and its agencies and instrumentalities.

The following replaces the entry for Long-Term Treasury in the chart under "What are the differences between the funds?" on page 11 of the Investor Class prospectus and page 10 of the Advisor Class prospectus.

          ---------------------------------------------------------------------
          Government Bond                      10-30 years

The following is inserted under the heading "What are the principal risks of investing in the funds?" on page 11 of the Investor Class prospectus and page 10 of the Advisor Class prospectus.

          Government Bond invests in mortgage-backed securities. When homeowners refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the securities purchased by the fund, may be prepaid in this fashion.
          When this happens, the fund will be required to purchase new securities at current market rates, which will usually be lower.
          Because of this prepayment risk, the fund may benefit less from declining interest rates than other funds.

The following replaces the entry for Long-Term Treasury in the chart under "A
Comparison of Basic Risk Factors" on page 16 of the Investor Class prospectus and page 15 of the Advisor Class prospectus.

          ---------------------------------------------------------------------
          Government Bond             High         Low         Very Low

The following replaces the entry "Ginnie  Mae" on page 18 of the
Investor Class prospectus and page 17 of the Advisor Class prospectus.

     Ginnie Mae
     Inflation-Adjusted Bond

     Casey Colton
     Mr. Colton, Vice President and Senior Portfolio Manager, has been a member of the Ginnie Mae team since January 1994 and a member of the
     Inflation-Adjusted Bond team since inception.  Mr.Colton joined
     American  Century  in 1990.  He has a bachelor"s degree in business administration from San Jose State University and a master"s degree from the University of Southern California. He is a CFA charterholder and a
     Certified Public Accountant.

The first paragraph under the heading "Short-Term Government"  on page 19 of the  Investor Class prospectus and page 18 of the Advisor Class prospectus is deleted.

The following replaces the entry "Long-Term Treasury,
Inflation-Adjusted  Treasury" on page 19 of the Investor Class prospectus and page 18 of the Advisor Class prospectus.

     Government Bond
     Jeremy Fletcher
     Mr. Fletcher, Portfolio Manager, has been a member of the team that manages
     Government Bond since August 1997. He joined American Century in October
     1991 as an  Investor Relations Representative.  He has bachelor"s degrees in economics and mathematics from Claremont McKenna College.  He is a CFA charterholder.

SH-SPL-27572  0110